Exhibit 99.1
Sumo Logic Announces First Quarter Fiscal 2022 Financial Results
First quarter revenue grew 15% year-over-year to $54.2 million

REDWOOD CITY, CA. — June 3, 2021 — Sumo Logic (Nasdaq: SUMO), a pioneer of continuous intelligence, today announced financial results for the first quarter of its fiscal 2022, ended April 30, 2021.

“Our year is off to a strong start driven by demand from our global enterprise and mid market customers for Sumo Logic’s Continuous Intelligence platform,” said Ramin Sayar, president and CEO of Sumo Logic. "We continued to invest to grow our platform capabilities in security and observability this quarter. Combined with our investments to increase our routes to market, we are well positioned to capture this expansive opportunity created by digital transformation and cloud migration."

First Quarter Fiscal 2022 Financial Highlights
•Revenue was $54.2 million, an increase of 15% year-over-year
•Revenue, excluding our largest revenue customer, was $51.0 million, an increase of 18% year-over-year
•GAAP gross margin was 72%; non-GAAP gross margin was 75%
•GAAP operating loss was $26.5 million; GAAP operating margin was (49)%
•Non-GAAP operating loss was $10.8 million; non-GAAP operating margin was (20)%
•GAAP net loss was $26.9 million or $0.26 per share
•Non-GAAP net loss was $11.2 million or $0.11 per share
•Net cash used in operating activities was $2.7 million; free cash flow was $(3.0) million
•Cash and cash equivalents and marketable securities were $408.5 million as of April 30, 2021

Recent Highlights
•Announced the availability of a new multi-cloud and hybrid threat protection offering with Amazon Web Services (AWS), named Sumo Logic Cloud SIEM Powered by AWS. The solution, developed in collaboration with AWS, is built on the Sumo Logic Continuous Intelligence Platform. It incorporates security intelligence including compliance, security analytics, and Cloud SIEM technologies with key out of the box integrations with AWS security services, Azure, Google Cloud and on-premises services.
•Closed our acquisition of DF Labs S.p.A. (DFLabs), a leader in security orchestration, automation and response (SOAR) technology. The combination of Sumo Logic’s Cloud SIEM and DFLabs' solution will provide customers with comprehensive cloud-native security intelligence solutions built for today’s digital businesses.
•Announced the signing of a definitive agreement to acquire Sensu, Inc. (Sensu), a leader in open source monitoring. The addition of Sensu will accelerate Sumo Logic's observability strategy by providing customers with an affordable and scalable end-to-end solution for infrastructure and application monitoring. The transaction is subject to customary closing conditions and is anticipated to close in the second quarter of fiscal 2022.
•Announced Sumo Logic will host The Modern SOC Summit from June 8-9, 2021, a free virtual education event for security and IT professionals looking to understand how to modernize their security operations and the latest in cloud-native security.
•Announced Sumo Organizations, the first DevOps and security multi-tenant solution that enables visibility into operational and security intelligence across multiple customer accounts. This new multi-account management solution provides managed service providers and large enterprises with increased visibility and control across their managed operations, departments, and teams.

Financial Outlook
For the second quarter of fiscal 2022, Sumo Logic expects:
•Total revenue between $56.1 million and $57.1 million, representing 13% to 15% growth year over year
•Revenue, excluding our largest revenue customer, between $53.3 million and $54.3 million, representing 18% to 20% growth year over year
•Non-GAAP operating loss of $15.0 million to $14.5 million; non-GAAP operating margin of (27)% to (25)%
•Non-GAAP net loss per share of $0.14 on approximately 107.4 million weighted average shares outstanding

For the full fiscal year 2022, Sumo Logic expects:
•Total revenue between $233.0 million and $236.0 million, representing 15% to 16% growth year over year
•Revenue, excluding our largest revenue customer, between $221.7 million and $224.7 million, representing 18% to 20% growth year over year
•Non-GAAP operating loss of $59.6 million to $58.1 million; non-GAAP operating margin of (26)% to (25)%
•Non-GAAP net loss per share of $0.57 to $0.55 on approximately 107.2 million weighted average shares outstanding
These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, and acquisition-related expenses. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort. Refer to Non-GAAP Financial Measures below.

Conference Call Details
The company will host a conference call and live webcast on Thursday, June 3, 2021, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). The news release with the financial results will be accessible on Sumo Logic’s investor relations website at investor.sumologic.com prior to the conference call. To access the conference call, dial (877) 407-0784 from the United States or (201) 689-8560 internationally and reference the company name and conference title. Following the completion of the call, a replay will be available for approximately two weeks. The replay can be accessed by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally and using the recording passcode 13719650. A live webcast and replay of the conference call can also be accessed from the Sumo Logic Investor Relations website at investor.sumologic.com.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense and related employer taxes on equity, amortization of acquired intangibles, and acquisition-related expenses. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our GAAP and non-GAAP guidance for the second fiscal quarter and full fiscal year 2022, the expected benefits and impact of the acquisitions of DF Labs S.p.A. and Sensu, Inc. to Sumo Logic and its customers, the anticipated timing of closing the acquisition of Sensu, and expectations regarding the size of our current market opportunity and our ability to achieve success. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to close the acquisition of Sensu on a timely basis, if at all, our ability to realize the anticipated benefits from our acquisitions, our ability to successfully integrate the product offerings of DFLabs and Sensu with our own and to achieve customer acceptance of those offerings, our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of COVID-19, and other risks detailed in our Annual Form 10-K for the year ended January 31, 2021, filed with the Securities and Exchange Commission (SEC) on March 12, 2021, and other filings and reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.
Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (Nasdaq: SUMO), is the pioneer in continuous intelligence, a new category of software, which enables organizations of all sizes to address the data challenges and opportunities presented by digital transformation, modern applications, and cloud computing. The Sumo Logic Continuous Intelligence Platform™ automates the collection, ingestion, and analysis of application, infrastructure, security, and IoT data to derive actionable insights within seconds. More than 2,100 customers around the world rely on Sumo Logic to build, run, and secure their modern applications and cloud infrastructures. Only Sumo Logic delivers its platform as a true, multi-tenant SaaS architecture, across multiple use-cases, enabling businesses to thrive in the Intelligence Economy. For more information, visit www.sumologic.com.

For more information, please contact:

Investor Relations Contact
Paul Thomas
pthomas@sumologic.com
(650) 214-3847
Media Contact
Melissa Liton
mliton@sumologic.com
(650) 814-3882

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Revenue	$54,219	$47,202
Cost of revenue	15,395	14,426
Gross profit	38,824	32,776
Operating expenses:
Research and development	20,443	17,699
Sales and marketing	30,278	29,456
General and administrative	14,573	9,077
Total operating expenses	65,294	56,232
Loss from operations	(26,470)	(23,456)
Interest and other (expense) income, net	(16)	228
Interest expense	(86)	(159)
Loss before provision for income taxes	(26,572)	(23,387)
Provision for income taxes	342	178
Net loss	$(26,914)	$(23,565)

Net loss per share, basic and diluted	$(0.26)	$(1.28)

Weighted-average shares used to compute net loss per share, basic and diluted	104,033	18,392

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2021	January 31, 2021
Assets
Current assets:
Cash and cash equivalents	$143,101	$404,140
Marketable securities, current	147,517	—
Accounts receivable, net	43,885	44,761
Prepaid expenses	9,918	10,509
Deferred sales commissions, current	13,779	12,790
Other current assets	2,159	3,110
Total current assets	360,359	475,310
Marketable securities, noncurrent	117,859	—
Property and equipment, net	4,445	4,156
Operating lease right-of-use assets	9,247	—
Goodwill	50,672	50,672
Acquired intangible assets, net	9,119	10,656
Deferred sales commissions, noncurrent	29,125	27,857
Other assets	1,668	1,856
Total assets	$582,494	$570,507
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,532	$4,832
Accrued expenses and other current liabilities	21,795	23,316
Operating lease liabilities, current	4,553	—
Deferred revenue, current	112,078	102,625
Total current liabilities	144,958	130,773
Operating lease liabilities, noncurrent	5,849	—
Deferred revenue, noncurrent	3,800	4,076
Other liabilities	3,233	4,246
Total liabilities	157,840	139,095
Stockholders’ equity:
Common stock	11	10
Additional paid-in-capital	849,438	829,238
Accumulated other comprehensive loss	(90)	(45)
Accumulated deficit	(424,705)	(397,791)
Total stockholders’ equity	424,654	431,412
Total liabilities and stockholders’ equity	$582,494	$570,507

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Cash flows from operating activities
Net loss	$(26,914)	$(23,565)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,044	2,035
Amortization of deferred sales commissions	3,401	2,484
Accretion (amortization) of marketable securities purchased at a premium (discount)	566	—
Stock-based compensation, net of amounts capitalized	12,133	5,067
Non-cash operating lease cost	1,062	—
Other	23	5
Changes in operating assets and liabilities
Accounts receivable	837	3,093
Prepaid expenses	592	2,661
Other assets	1,144	250
Deferred sales commissions	(5,658)	(2,938)
Accounts payable	1,383	1,097
Accrued expenses and other current liabilities	(1,295)	(1,853)
Deferred revenue	9,177	102
Operating lease liabilities	(1,134)	—
Other noncurrent liabilities	(80)	439
Net cash used in operating activities	(2,719)	(11,123)
Cash flows from investing activities
Purchases of marketable securities	(267,548)	—
Maturities of marketable securities	1,558	—
Purchases of property and equipment	(247)	(15)
Capitalized internal-use software costs	—	(471)
Net cash used in investing activities	(266,237)	(486)
Cash flows from financing activities
Proceeds from borrowings	—	24,250
Payments of deferred offering costs	(93)	(294)
Proceeds from exercise of common stock options	8,019	871
Net cash provided by financing activities	7,926	24,827
Effect of exchange rate changes on cash and cash equivalents	(9)	(291)
Change in cash and cash equivalents and restricted cash	(261,039)	12,927
Cash and cash equivalents and restricted cash:
Beginning of period	404,440	101,813
End of period	$143,401	$114,740

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Reconciliation of gross profit and gross margin
GAAP gross profit	$38,824	$32,776
Add: Stock-based compensation and related employer payroll tax	173	62
Add: Amortization of acquired intangible assets	1,537	1,705
Non-GAAP gross profit	$40,534	$34,543
GAAP gross margin	72%	69%
Non-GAAP gross margin	75%	73%

Reconciliation of operating expenses
GAAP research and development	$20,443	$17,699
Less: Stock-based compensation and related employer payroll tax	(4,858)	(2,029)
Non-GAAP research and development	$15,585	$15,670

GAAP sales and marketing	$30,278	$29,456
Less: Stock-based compensation and related employer payroll tax	(3,722)	(1,527)
Non-GAAP sales and marketing	$26,556	$27,929

GAAP general and administrative	$14,573	$9,077
Less: Stock-based compensation and related employer payroll tax	(4,188)	(1,449)
Less: Acquisition-related expenses	(1,216)	—
Non-GAAP general and administrative	$9,169	$7,628

Reconciliation of operating loss and operating margin
GAAP loss from operation	$(26,470)	$(23,456)
Add: Stock-based compensation and related employer payroll tax	12,941	5,067
Add: Amortization of acquired intangible assets	1,537	1,705
Add: Acquisition-related expenses	1,216	—
Non-GAAP operating loss	$(10,776)	$(16,684)
GAAP operating margin	(49)%	(50)%
Non-GAAP operating margin	(20)%	(35)%

Reconciliation of net loss
GAAP net loss	$(26,914)	$(23,565)
Add: Stock-based compensation and related employer payroll tax	12,941	5,067
Add: Amortization of acquired intangible assets	1,537	1,705
Add: Acquisition-related expenses	1,216	—
Non-GAAP net loss	$(11,220)	$(16,793)
GAAP net loss per share	$(0.26)	$(1.28)
Non-GAAP net loss per share	$(0.11)	$(0.91)
Weighted average shares outstanding, basic and diluted	104,033	18,392

Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(2,719)	$(11,123)
Less: Capital expenditures	(247)	(15)
Less: Capitalized internal-use software costs	—	(471)
Free cash flow	(2,966)	(11,609)